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                                   SSgA FUNDS

                      SUPPLEMENT DATED SEPTEMBER 24, 2001

                                 SSgA FUNDS
                       PROSPECTUS DATED DECEMBER 19, 2000
                    (As Supplemented Through April 30, 2001)

                  SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND
                           SSgA SPECIAL EQUITY FUND
                        SSgA GROWTH AND INCOME FUND

Effective immediately, with respect to the SSgA funds listed above, the discussion of "Portfolio Management" in the prospectus under "Management of the Fund" is deleted in its entirety and replaced by the following:

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND. The SSgA Global Active Equity Group has primary responsibility for the investment decisions regarding the SSgA International Growth Opportunities Fund. There are 5 portfolio managers who work within this group in managing the fund.

SSgA SPECIAL EQUITY FUND. The SSgA Active Equity Investment Strategy Group has primary responsibility for the investment management decisions regarding the SSgA Special Equity Fund. There are 4 portfolio managers who work within this group in managing the fund.

SSgA GROWTH AND INCOME FUND. The SSgA Active Equity Investment Strategy Group has primary responsibility for the investment decisions regarding the SSgA Growth and Income Fund. There are 4 portfolio managers who work within this group in managing the fund.